UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

OMNICOMM SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	000-50839	11-3349762
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2101 W. Commercial Blvd.

Suite 4000

Fort Lauderdale, Florida 33331

(Address of principal executive offices, including zip code)

(954) 473-1254

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 18, 2008, OmniComm Systems, Inc. (the “Company”) was served with a complaint in a purported patent infringement lawsuit filed by Datasci LLC (“Datasci”) against the Company in the U.S. District Court for the District of Maryland. The complaint alleges that the Company and another company, Covance Inc., have infringed United States Patent No. 6,496,827 allegedly owned by Datasci. The Company has reviewed the complaint and believes that the claims are unfounded and that the lawsuit is without merit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: July 23, 2008	/s/ Ronald T. Linares
Ronald T. Linares
Vice President of Finance, Chief Financial and Accounting Officer